Exhibit 99.1

Premiere Global Services Reports Second Quarter 2010 Results:
Revenues $144.6M, Non-GAAP Diluted EPS from Continuing Operations $0.20*

Company Advances Its Transition to New Model with Expanded Beta of iMeet®

ATLANTA--(BUSINESS WIRE)--July 22, 2010--Premiere Global Services, Inc. (NYSE: PGI), a global meetings expert, today announced results for the second quarter ended June 30, 2010.

Consolidated net revenues totaled $144.6 million in the second quarter of 2010, including $110.9 million from the Company’s PGiMeet solutions. In the second quarter of 2010, diluted EPS from continuing operations was $0.07, and non-GAAP diluted EPS from continuing operations was $0.20.*

In the second quarter of 2009, consolidated net revenues totaled $153.9 million, including $116.7 million from the Company’s PGiMeet solutions, diluted EPS from continuing operations was $0.14, and non-GAAP diluted EPS from continuing operations was $0.25.* Results for 2009 are adjusted to reflect the Company’s email marketing business as discontinued operations.

“Our long-term growth drivers remain strong, though our current business trends continue to reflect the weight of a sluggish global economy,” said Boland T. Jones, Founder, Chairman and CEO of Premiere Global Services, Inc. “We continue to aggressively manage our business, while at the same time investing in our strategy of transitioning PGi toward an online meetings company, which we believe will deliver higher value to our customers and shareholders.

“We are excited about the announcement of our expanded beta of iMeet®, which we designed to provide a more enjoyable, intuitive and productive meeting experience for our users. iMeet is the first of our online meetings applications to be deployed on PGi’s next-generation collaboration platform.”

Six Month Results

Consolidated net revenues totaled $291.0 million in the six months ended June 30, 2010, including $223.4 million from the Company’s PGiMeet solutions. In the first half of 2010, diluted EPS from continuing operations was $0.20, and non-GAAP diluted EPS from continuing operations was $0.38.*

In the six months ended June 30, 2009, consolidated net revenues totaled $309.0 million, including $234.6 million from the Company’s PGiMeet solutions. In the first half of 2009, diluted EPS from continuing operations was $0.33, and non-GAAP diluted EPS from continuing operations was $0.52.*

2010 Financial Outlook

The following statements are based on PGi’s current expectations. These statements contain forward-looking statements and Company estimates, and actual results may differ materially. The Company assumes no duty to update any forward-looking statements made in this press release.

Foreign currency exchange rates have changed meaningfully since the Company initially provided its financial outlook for 2010. Additionally, volume and pricing trends in the Company’s customer base continue to be affected by current economic conditions, including high levels of global unemployment and reduced levels of business activity. Based on current trends and foreign currency exchange rates, the Company now anticipates consolidated net revenues will be in the range of $568-$576 million and non-GAAP diluted EPS from continuing operations will be in the range of $0.68-$0.71* in 2010, including marketing and advertising costs associated with the launch of its new collaboration applications.

The Company will host a conference call this afternoon at 5:00 p.m., Eastern Time, to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (888) 211-4435 (U.S. and Canada) or (913) 312-0688 (International). The conference call will simultaneously be webcast. Please visit www.pgi.com for webcast details, as well as the webcast archive, replay details and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

To supplement the Company’s consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations and organic growth. The Company has also included these non-GAAP measures, as well as consolidated net revenues, segment net revenues and certain solutions revenue, on a constant currency basis. Management uses these measures internally as a means of analyzing the Company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

About Premiere Global Services, Inc. │ PGi

The world collaborates with PGi. Our advanced meeting, conferencing and collaboration solutions energize people and organizations to connect more meaningfully and work together more productively. Our customers include more than 50,000 companies and nearly 90% of the Fortune 500. Every month, 12 million people around the world use PGi’s advanced solutions and next-generation platform to meet, work and collaborate. PGi is headquartered in Atlanta, Georgia with operations in 24 countries worldwide. You can learn more at www.pgi.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services, Inc.’s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes; the development of alternatives to our services; general domestic and international economic, business or political conditions; risks associated with challenging global economic conditions or a prolonged recession, including customer consolidations, restructuring, bankruptcies or payment defaults; market acceptance of our new services and enhancements; our ability to complete acquisitions and successfully integrate acquired operations; concerns regarding the security of sending information over the Internet and public networks; our ability to upgrade our equipment or increase our network capacity; service interruptions; continued weakness in our legacy broadcast fax business; our dependence on telecommunications supply agreements; increased financial leverage; our dependence on our subsidiaries for cash flow; future write-downs of goodwill or other intangible assets; assessments of income, sales and other taxes for which we have not accrued; our ability to attract and retain key personnel; our ability to protect our proprietary technology and intellectual property rights; possible adverse results of pending or future litigation or infringement claims; federal, state or international legislative or regulatory changes, including further government regulations applicable to traditional telecommunications service providers; risks associated with international operations and fluctuations in currency exchange rates; changes in and the successful execution of restructuring and cost reduction initiatives and the market reaction thereto and other factors described from time to time in our press releases, reports and other filings with the SEC, including but not limited to the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
	(Unaudited)		(Unaudited)

Net revenues	$144,586	$153,933	$290,991	$309,015
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown
separately below)	62,092	65,628	122,649	130,998
Selling and marketing	33,638	35,727	72,042	72,715
General and administrative (exclusive of expenses
shown separately below)	16,650	16,308	33,106	31,859
Research and development	4,560	4,105	9,487	7,983
Excise and sales tax expense	439	-	439	-
Depreciation	9,995	9,091	19,875	17,722
Amortization	1,897	2,777	4,158	5,757
Restructuring costs	3,186	4,686	3,186	6,280
Asset impairments	1,887	-	1,942	-
Net legal settlements and related expenses	44	161	192	161
Acquisition-related costs	142	231	316	571
Total operating expenses	134,530	138,714	267,392	274,046

Operating income	10,056	15,219	23,599	34,969

Other (expense) income:
Interest expense	(4,292)	(3,767)	(7,123)	(7,792)
Unrealized gain on change in fair value of interest rate swaps	490	1,145	974	2,086
Interest income	36	74	71	180
Other, net	(75)	(153)	(171)	(91)
Total other expense	(3,841)	(2,701)	(6,249)	(5,617)

Income from continuing operations before income taxes	6,215	12,518	17,350	29,352
Income tax expense	1,815	4,062	5,378	9,581
Net income from continuing operations	4,400	8,456	11,972	19,771

Loss on discontinued operations, net of taxes	-	(672)	-	(1,763)

Net income	$4,400	$7,784	$11,972	$18,008

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	58,367	58,840	58,294	58,834

Basic net income (loss) per share
Continuing operations	$0.08	$0.14	$0.21	$0.34
Discontinued operations	-	(0.01)	-	(0.03)
Net income per share	$0.08	$0.13	$0.21	$0.31

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	58,774	59,439	58,655	59,400

Diluted net income (loss) per share
Continuing operations	$0.07	$0.14	$0.20	$0.33
Discontinued operations	-	(0.01)	-	(0.03)
Net income per share	$0.07	$0.13	$0.20	$0.30

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	June 30,	December 31,
	2010	2009
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents	$42,310	$41,402
Accounts receivable (less allowances of $1,488 and $1,702, respectively)	93,433	89,906
Prepaid expenses and other current assets	14,872	10,735
Deferred income taxes, net	7,038	7,261
Total current assets	157,653	149,304

PROPERTY AND EQUIPMENT, NET	139,253	137,235

OTHER ASSETS
Goodwill	347,798	354,609
Intangibles, net of amortization	19,998	24,840
Deferred income taxes, net	3,229	2,703
Restricted cash	97	103
Other assets	12,195	9,432
TOTAL ASSETS	$680,223	$678,226

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$51,115	$51,502
Income taxes payable	4,573	4,507
Accrued taxes, other than income taxes	7,671	6,947
Accrued expenses	26,516	28,543
Current maturities of long-term debt and capital lease obligations	7,774	3,596
Accrued restructuring costs	6,785	7,765
Total current liabilities	104,434	102,860

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	258,103	262,927
Accrued restructuring costs	3,671	5,392
Accrued expenses	19,520	17,133
Deferred income taxes, net	9,352	8,872
Total long-term liabilities	290,646	294,324

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized,
60,041,135 and 59,392,311 shares issued and outstanding, respectively	600	594
Additional paid-in capital	548,524	544,896
Notes receivable, shareholder	(1,868)	(1,814)
Accumulated other comprehensive (loss) gain	(5,234)	6,217
Accumulated deficit	(256,879)	(268,851)
Total shareholders' equity	285,143	281,042
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$680,223	$678,226

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended
	June 30,
	2010	2009
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$11,972	$18,008
Loss from discontinued operations, net of taxes	-	1,763
Net income from continuing operations	11,972	19,771
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	19,875	17,722
Amortization	4,158	5,757
Amortization of debt issuance costs	391	296
Write-off of unamortized debt issuance costs	161	-
Net legal settlements and related expenses	192	161
Payments for legal settlements and related expenses	(178)	-
Deferred income taxes, net of effect of acquisitions	(460)	(206)
Restructuring costs	3,186	6,280
Payments for restructuring costs	(5,817)	(2,196)
Asset impairments	1,942	-
Equity-based compensation	4,958	5,809
Excess tax benefits from share-based payment arrangements	(2)	(308)
Unrealized gain on change in fair value of interest rate swaps	(974)	(2,086)
Provision for doubtful accounts	858	549
Changes in working capital	(7,619)	(6,756)
Net cash provided by operating activities from continuing operations	32,643	44,793
Net cash used in operating activities from discontinued operations	-	(1,792)
Net cash provided by operating activities	32,643	43,001

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(19,160)	(22,750)
Other investing activities	-	103
Business acquisitions, net of cash acquired	(392)	(7,856)
Net cash used in investing activities from continuing operations	(19,552)	(30,503)
Net cash used in investing activities from discontinued operations	-	(1,934)
Net cash used investing activities	(19,552)	(32,437)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(73,742)	(116,996)
Proceeds from borrowing arrangements	65,844	116,907
Payment of debt issuance costs	(1,038)	(5)
Excess tax benefits from share-based payment arrangements	2	308
Purchase of treasury stock, at cost	(999)	(3,978)
Exercise of stock options	-	554
Net cash used in financing activities	(9,933)	(3,210)

Effect of exchange rate changes on cash and equivalents	(2,250)	407

NET INCREASE IN CASH AND EQUIVALENTS	908	7,761
CASH AND EQUIVALENTS, beginning of period	41,402	27,535
CASH AND EQUIVALENTS, end of period	$42,310	$35,296

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
	(Unaudited)		(Unaudited)
Non-GAAP Operating Income (1)
Operating income, as reported	$10,056	$15,219	$23,599	$34,969
Restructuring costs	3,186	4,686	3,186	6,280
Excise and sales tax expense	439	-	439	-
Asset impairments	1,887	-	1,942	-
Net legal settlements and related expenses	44	161	192	161
Equity-based compensation	2,251	2,873	4,958	5,809
Acquisition-related costs	142	231	316	571
Amortization	1,897	2,777	4,158	5,757
Non-GAAP operating income	$19,902	$25,947	$38,790	$53,547

Non-GAAP Net Income from Continuing Operations (1)
Net income from continuing operations, as reported	$4,400	$8,456	$11,972	$19,771
Elimination of non-recurring tax adjustments	(111)	-	-	-
Unrealized gain on change in fair value of interest rate swaps	(338)	(744)	(672)	(1,356)
Restructuring costs	2,198	3,186	2,198	4,270
Excise and sales tax expense	303	-	303	-
Excise and sales tax interest	448	-	448	-
Asset impairments	1,302	-	1,340	-
Net legal settlements and related expenses	30	109	132	109
Equity-based compensation	1,553	1,954	3,421	3,950
Acquisition-related costs	98	157	218	388
Amortization	1,309	1,888	2,869	3,915
Debt refinance costs	270	-	270	-
Non-GAAP net income from continuing operations	$11,462	$15,006	$22,499	$31,047

Non-GAAP Diluted EPS from Continuing Operations (1)
Diluted net income per share from continuing operations, as reported	$0.07	$0.14	$0.20	$0.33
Elimination of non-recurring tax adjustments	-	-	-	-
Unrealized gain on change in fair value of interest rate swaps	(0.01)	(0.01)	(0.01)	(0.02)
Restructuring costs	0.04	0.05	0.04	0.07
Excise and sales tax expense	0.01	-	0.01	-
Excise and sales tax interest	0.01	-	0.01	-
Asset impairments	0.02	-	0.02	-
Net legal settlements and related expenses	-	-	-	-
Equity-based compensation	0.03	0.03	0.06	0.07
Acquisition-related costs	-	-	-	0.01
Amortization	0.02	0.03	0.05	0.07
Debt refinance costs	-	-	-	-
Non-GAAP diluted EPS from continuing operations	$0.20	$0.25	$0.38	$0.52

(1)	Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the Company's continuing operations. Management expects compensation and amortization expenses to be recurring costs and presents non-GAAP diluted EPS from continuing operations to exclude these equity-based non-cash items as well as non-recurring items that are unrelated to the Company's ongoing operations, including tax adjustments, unrealized gain on change in fair value of interest rate swaps, restructuring costs, excise and sales tax expense and interest, asset impairments, net legal settlements and related expenses, acquisition-related costs, and debt refinance costs. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP
CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH

Prior Year Quarter Constant Currency Adjustments (2)
			Impact of fluctuations
		Q2 - 10	in foreign currency	Q2 - 10
		(Constant currency)	exchange rates	(Actual)
		(Unaudited, in thousands, except per share data)

	Consolidated Net Revenues	$143,471	$1,115	$144,586
	North America Net Revenue	$88,770	$436	$89,206
	Europe Net Revenue	$28,695	$(1,063)	$27,632
	Asia Pacific Net Revenue	$26,006	$1,742	$27,748
	PGiMeet Solutions Revenue	$110,229	$708	$110,937
	Non-GAAP Operating Income	$19,614	$288	$19,902
	Non-GAAP Net Income from Continuing Operations	$11,125	$337	$11,462
	Non-GAAP Diluted EPS from Continuing Operations	$0.19	$0.01	$0.20

(2)	Management also presents these non-GAAP financial measures, as well as consolidated net revenues, segment net revenue and certain solutions revenue, on a constant currency basis compared to the same quarter in the previous year to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the Company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q2 - 09) average exchange rates.

Sequential Quarter Constant Currency Adjustments (3)
			Impact of fluctuations
		Q2 - 10	in foreign currency	Q2 - 10
		(Constant currency)	exchange rates	(Actual)
		(Unaudited, in thousands)

	Consolidated Net Revenues	$146,393	$(1,807)	$144,586

(3)

Management also presents consolidated net revenues on a constant currency basis compared to the prior quarter to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the Company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q1 - 10) average exchange rates.

Organic Growth (4)

			Impact of fluctuations		Organic		Organic net
		June 30,	in foreign currency	Impact of	net revenue	June 30,	revenue
		2009	exchange rates	acquisitions	growth	2010	growth rate
		(Unaudited, in thousands, except percentages)

	Consolidated Net Revenues, Three Months Ended	$153,933	$1,115	$-	$(10,462)	$144,586	-6.8%

	Consolidated Net Revenues, Six Months Ended	$309,015	$5,940	$346	$(24,310)	$290,991	-7.9%

	PGiMeet Solutions Revenue, Three Months Ended	$116,709	$708	$-	$(6,480)	$110,937	-5.6%

	PGiMeet Solutions Revenue, Six Months Ended	$234,570	$4,036	$346	$(15,520)	$223,432	-6.6%

(4)	Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect the Company's ongoing core operations or underlying growth, such as acquisitions.

CONTACT:
Premiere Global Services, Inc.
Investor Calls
Sean O’Brien, 404-262-8462
Senior Vice President
Strategic Planning & IR